UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report:  October 2, 2002
   (Date of Earliest Event Reported:  September 25, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 7. Financial Statements, ProForma Financial Information and Exhibits
        ------------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                Number               Description
                -------              ------------
                 99.1     Letter  to Viewpoints' Editor  of
                          the   Houston   Chronicle   dated
                          September 25, 2002
                 99.2     Letter  to  Members  of  Congress
                          dated September 26, 2002
                 99.3     Letter  to the editor of the  New
                          York  Times  dated September  27,
                          2002
                 99.4     Communication    to    El    Paso
                          Employees dated October 1, 2002
                 99.5     Open  Communication  to  Congress
                          as  published  in  the  New  York
                          Times and the Washington Post on
                          October 1, 2002


Item 9.  Regulation FD Disclosure
         ------------------------

      Attached are various communications consisting of (i) letters to members of Congress, (ii) letters to editors,
(iii) letters to employees, and (iv) an open letter published in certain newspapers concerning El Paso's opinion regarding the initial decision issued by the Federal Energy Regulatory Commission's (FERC) Chief Administrative Law Judge Curtis L. Wagner, Jr. on September 23, 2002. One of these communications discusses executive management changes. The attached Exhibits 99.1 through 99.5 are not filed, but are furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated: October 2, 2002

                        EXHIBIT INDEX

     Exhibit
      Number               Description
  -------------              ------------
        99.1 Letter to Viewpoints' Editor of the Houston Chronicle dated September 25, 2002
        99.2    Letter to Members of Congress dated September 26, 2002
        99.3    Letter to the editor of the New York Times dated
                September  27, 2002
        99.4    Communication to El Paso Employees dated October 1, 2002
        99.5 Open Communication to Congress as published in the New York Times and the Washington Post on October 1, 2002